ADVANCES FROM THE FEDERAL HOME LOAN BANK (Details) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Jun. 30, 2012
2014	$ 14,555	$ 9,810
2015	2,366	7,555
2016	623	2,366
2017	431	623
2018	2,328	431
2019	3,249	2,328
2020	189	3,249
2021-2031	514	703
Advances from Federal Home Loan Banks, Total	24,255
Premium assigned to borrowings in CKF Bancorp acquisition, net of amortization	55
Long-term Federal Home Loan Bank Advances, Total	$ 24,310	$ 27,065